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                                                                     EXHIBIT 3.A



                                                                  April 20, 1999



Provident Mutual Life and Annuity Company of America


300 Continental Drive


Newark, DE 19713


Directors:


I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 3 of the Registration Statement on Form S-6 (File No. 333-10321) for the Providentmutual Variable Life Separate Account.


                                            Sincerely,


                                            James G. Potter, Jr.